Exhibit 10.2

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.
DE-EE0002022	006	04/03/2012	81.086

5. Awarded To	Sponsoring Office	7. Period of Performance
A123 SYSTEMS, INC.	Energy Effcy & Renewable Energy	12/03/2009
Attn: DAVID VIEAU	through
321 Arsenal Street	12/02/2014
WATERTOWN MA 024725789

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.
☒ Grant	See page 2	12EE001386
☐ Cooperative Agreement
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated
A123 SYSTEMS, INC.	Govt. Share	:	This action	:	$0.00
Attn: DAVID VIEAU	$249,090,000.00
321 Arsenal Street
WATERTOWN MA 024725789	Cost Share	:	Total	:	$249,090,000.00
$249,090,000.00

Total	:
$498,180,000.00

14. Principal Investigator	15. Program Manager	16. Administrator
Jesus Alvarez	RALPH D. NINE	U.S. DOE/NETL
339-368-3384	Phone: 304-285-2017	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To
OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project
RECOVERY ACT - VERTICALLY INTEGRATED MASS PRODUCTION OF AUTOMOTIVE CLASS LITHIUM ION BATTERIES

For the Recipient	For the United States of America

22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer	27. Date Signed
ANGELA D. BOSLEY	04/03/2012

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED
DE-EE0002022/006

NAME OF OFFEROR OR CONTRACTOR
A123 SYSTEMS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
DUNS Number: 130452506
DOE Award Administrator: Sue Miltenberger
304-285-4083 susan.miltenberger@netl.doe.gov

Recipient Business Officer: James Haley
617-924-8910 jhaley@a123systems.com

Block 9 Authority: PL 95-91 DOE Organization
Act, PL 111-5 American Recovery and Reinvestment
Act of 2009 and PL 109-58 Energy Policy Act 2005

***See attached page for full text of this
Amendment***

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: YES PI: Jesus Alvarez
Fund: 05799 Appr Year: 2009 Allottee: 31 Report
Entity: 220520 Object Class: 25500 Program:
1005107 Project: 2004490 WFO: 0000000
Local Use: 0000000

JULY 2004

DE-EE0002022

A123 Systems, Inc.

Amendment 006

The purpose of this Amendment is to update the Sponsoring Office, extend the ending date of the Period of Performance, and make an administrative change to the authorities noted on the cover page. Accordingly, the following changes are hereby made:

1.              As reflected in Block 6 of the Assistance Agreement, the Sponsoring Office is changed from U.S. DOE/NETL to Energy Efficiency & Renewable Energy.

2.              As reflected in Block 7 of the Assistance Agreement, the ending date of the Period of Performance is extended by two (2) years from 12/02/2012 to 12/02/2014.  This is done at no additional cost to the Government.

3.              As reflected in Block 9 of the Assistance Agreement, an administrative correction is made to remove the United States Code authorities. The Recipient should “See Page 2” for the applicable authorities for this award.

Except as contained herein, all other terms and conditions remain in full force and effect.

END OF AMENDMENT 006